EXHIBIT 10.35

FORBEARANCE AND REFINANCING AGREEMENT

This Forbearance and Refinancing Agreement (the “Agreement”) is hereby entered into by and between Spotlight Innovation Inc. (“Spotlight”) and K4 Enterprises, LLC (“K4”) effective as October 18, 2016 (the “Effective Date”).

WHEREAS, K4 is currently a substantial shareholder and the largest creditor of Spotlight. At this time, Spotlight is currently in default of its payment obligations to K4 under that certain $2,500,000 Convertible Note dated December 31, 2015 (the “$2.5M Note”).

WHEREAS, in addition, K4 has already provided Spotlight with $700,000 of short term financing partially evidenced by a $100,000 Demand Note dated May 9, 2016 (together, the “$700K Loan”), with the remainder of such loan being undocumented.

WHEREAS, K4 has not exercised its rights under the $2.5M Note given Spotlight’s default, and is willing to continue to forbear the exercise of its rights, and is also willing to renegotiate and modify the terms of the $700K Loan pursuant to the terms and conditions herein.

WHEREAS, Spotlight desires to improve its overall financing structure, and resolve any and all currently outstanding defaults related to the $2.5M Note and $700K Loan pursuant to the terms and conditions herein.

WHEREAS, Spotlight’s Board of Directors approved K4’s proposal to forbear and refinance the $2.5M Note, and document the $700K Loan on the terms set forth herein by unanimous consent dated August 29, 2016.

NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Refinancing of $2.5M Note. In exchange for the consideration herein, and the amendments to the $2.5M Note, K4 and Spotlight agree that they will amend and restate the $2.5M Note as set forth in form attached as Exhibit A (the “Amended $2.5M Note”). K4 shall surrender the original $2.5M Note to Spotlight for cancellation prior to receiving the executed Amended $2.5M Note.

2. Conversion of $700K Loan. In exchange for the consideration herein, K4 agrees that the entire $700K Loan and all accrued interest thereon shall be deemed fully and completely satisfied. K4 shall surrender the original promissory note incorporated in the $700K Loan to Spotlight for cancellation.

3. Issuance of Spotlight Common Stock. As consideration for K4 providing Spotlight the $750K Loan, K4’s forbearance in enforcing its rights under the $2.5M Note, and the terms set forth in this Agreement, Spotlight agrees that it will issue Four Million (4,000,000) shares of Spotlight’s common stock to K4, with a standard restrictive legend. Such shares will be issued no later than thirty (30) days after the Effective Date.

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4. Warrants.

(a) K4 is currently the holder of the following warrants to acquire Spotlight’s common stock (the “Existing Warrants”), which K4 agrees shall be terminated and cancelled as set forth herein:

Issuance Date	Expiration Date	Exercise Price	# Warrants / Shares
10/05/2013	10/05/2016	$1.46 / share	120,000
10/05/2013	10/05/2017	$1.46 / share	120,000
10/05/2013	10/05/2018	$1.46 / share	120,000
12/31/2015	12/31/2018	$1.00 / share	300,000
12/31/2015	12/31/2018	$1.25 / share	200,000

Spotlight and K4 agree to amend the Existing Warrants to change the expiration date to December 31, 2019. Such amendment will be accomplished by terminating the Existing Warrants, and Spotlight issuing new warrant agreements to K4 in the forms set forth as Exhibits B, C, and D (the “Amended Warrants”). K4 will surrender the Existing Warrants to Spotlight for cancellation prior to receiving the Amended Warrants.

(b) As additional consideration for K4’s forbearance and agreement to the terms set forth in this Agreement, Spotlight agrees that it will issue to K4 an additional warrant to purchase 500,000 shares of Spotlight’s common stock at an exercise price of $1.00 per share and an expiration date of December 31, 2019, all in the form set forth as Exhibit E.

5. Waiver of Prior Defaults. K4 hereby waives any and all defaults of Spotlight arising prior to the Effective Date of this Agreement related to the $2.5M Note and the $700K Loan. Nothing herein shall be construed as a waiver of any future default under this Agreement or the instruments entered into pursuant hereto.

6. Release of Certain Claims. K4 hereby irrevocably releases and discharges Spotlight, and any of its predecessors, successors, officers, directors, shareholders, employees and representatives from any and all liabilities, obligations, claims, and promises that Spotlight may owe to K4 related to the transactions entered into between Spotlight, K4, and other third parties related to the Jason Greig and Tim Danley transactions. This Agreement does not constitute an admission of liability by Spotlight related to such liabilities, obligations, claims, or promises.

7. Integrated Agreement; Severability. This Agreement constitutes the entire understanding between the parties concerning the subject matter hereof. No other prior or contemporaneous representations, inducements, promises, or agreements, oral or otherwise, between the parties relating to the subject matter hereof and not embodied in this Agreement shall be of any force or effect. This Agreement shall not be modified except in a writing signed by all parties hereto. If any provision of this Agreement shall for any reason be held to be invalid, unenforceable, or contrary to public policy, whether in whole or in part, the remaining provisions shall not be affected by such holding.

8. Binding Agreement. This Agreement is binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, representatives, successors and assigns.

9. Review by Parties and Counsel. The Parties acknowledge and agree that they have carefully read and fully understand the terms, provisions and legal effect of this Agreement, and they are signing it of their own free will, after having consulted independent legal counsel, or having the opportunity to consult with independent legal counsel, with full knowledge of its significance, and solely in reliance on their own knowledge, belief and judgment and that of their legal counsel.

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10. Applicable Law, Jurisdiction and Venue. This Agreement shall in all respects be governed by the laws of the State of Iowa. All actions arising from or relating to this Agreement shall be commenced and prosecuted in either the state or federal court that encompasses and governs Polk County, Iowa.

11. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each and every Party hereto and delivered to each and every other Party hereto.

12. Due Authority. By signing below, each party warrants and represents that the person signing this Agreement on its behalf has authority to bind that party and that the party's execution of this Agreement is not in violation of any bylaw, covenants and/or other restrictions placed upon them.

13. Breach of Agreement. If either party breaches any provision of this Agreement binding upon it, the non-breaching and prevailing party shall be entitled to recover from the breaching party all costs and expenses resulting from such breach including, but not limited to, reasonable attorney’s fees.

14. Accredited Investor. K4 is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, it is able to bear the economic risk of any investment hereunder.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement effective as of the Effective Date set forth above.

SPOTLIGHT INNOVATION INC.		K4 ENTERPRISES, LLC

By:		By:
Print:	Cristopher Grunewald	Print:	Michael Kemery
Title:	Chief Executive Officer	Title:	Manager

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EXHIBIT A

THIS NOTE AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE CONVERSION OF THIS NOTE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR A SIMILAR RULE AS THEN IN EFFECT UNDER THE SECURITIES ACT OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

SPOTLIGHT INNOVATION INC.

AMENDED AND RESTATED CONVERTIBLE NOTE

Issuance Date: October 18, 2016	$2,500,000.00

FOR VALUE RECEIVED, Spotlight Innovation Inc., a Nevada corporation (the “Company”), hereby promises to pay to the order of K4 Enterprises, LLC, (the “Holder”), the principal sum of Two Million Five Hundred Thousand Dollars (US$2,500,000) in lawful money of the United States of America, together with interest thereon at the rate of eight percent (8%) per annum. Interest will begin to accrue on this Convertible Note (the “Note”) on January 1, 2017. Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed and shall compound monthly for all amounts outstanding. This Note amends and restates that certain Convertible Note between the Company and Holder (under its d/b/a K4, LLC) dated December 31, 2015 in the principal amount of $2,500,000, the consideration for such amendments consisting of the terms and conditions set forth herein. Any prior loan agreements, obligations or related documents other than this Note pertaining to the obligations referenced herein are terminated, null and void.

1. Interest Payments. Interest shall not begin accruing until January 1, 2017. Thereafter, interest shall accrue and shall be payable on the earlier of the Maturity Date, a conversion (pursuant to Section 3 below), or payment by the Company of the outstanding principal amount.

2. Prepayment. The Company shall have the right to prepay all or a portion of the outstanding principal sum, and unpaid interest, of this Note as follows:

(a) On or before December 31, 2017 only with the written consent of the Holder, such consent not to be unreasonably withheld, for such purposes including but not limited to a NASDAQ listing of the securities of the Company or as a condition to an equity financing by the Company; and

(b) At any time after December 31, 2017 upon thirty days written notice by the Company to the Holder.

3. Conversion.

(a) Optional Conversion. The Holder shall have the right to convert all or a portion of the principal sum of this Note and any accrued interest into shares of common stock of the Company in denominations of not less than Two Hundred Fifty Thousand ($250,000) Dollars at any time prior to, or on the Maturity Date at a discount of Fifteen Percent (15%) of the average price of the common stock of the Company during the 20 consecutive trading days immediately prior to such conversion, but not less than $0.75. If the Holder elects such Optional Conversion the Holder shall send to the Company the completed Conversion Notice annexed hereto as Exhibit A.

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(b) Fractional Shares. The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

(c) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company, at any time while this Note is outstanding, shall (i) pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, (iii) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the conversion price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, or shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

4. Events Of Default. Each of the following shall constitute an “Event of Default”.

(a) Failure to make any required payment after ten (10) days of receipt of notice by Holder that such payment was not made; or

(b) Upon any Voluntary Bankruptcy or Insolvency Proceedings, which is defined as any of the following actions by the Company: (i) applying for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property; (ii) making a general assignment for the benefit of its creditors; (iii) dissolution or liquidation; (iv) commencing a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it; or (v) taking any material action to effect any of the foregoing.

(c) upon any Involuntary Bankruptcy or Insolvency Proceedings, which is defined as proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency, or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement.

Upon the occurrence of any Event of Default, the Holder may, at its option, declare in writing all principal and interest due hereunder to be due and payable immediately and, upon any such declaration, the same shall become and be immediately due and payable. Upon the occurrence of any Event of Default, the Holder may, in addition to declaring all amounts due hereunder to be immediately due and payable, pursue any available remedy, whether at law or in equity.

5. Maturity Date. The Maturity Date of this Note shall be December 31, 2021.

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6. Notices.

(a) Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Trading Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:	Spotlight Innovation Inc.
6750 Westown Parkway, Suite 200-226 West Des Moines, Iowa 50266 Attention: Cristopher Grunewald, President and Chief Executive Officer
Telephone: (515) 274-9087

If to the Holder, at such address as set forth on the signature page attached hereto.

7. Choice of Law. This Note shall be governed by and construed in accordance with the laws of the State of Iowa without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Polk County, Iowa.

8. Waiver of Presentment, Demand and Dishonor. No delay on the part of the Holder in exercising any power or right hereunder shall operate as a waiver of any such power or right; nor shall any single or partial exercise of any power or right preclude any other or further exercise of such power or right, or the exercise of any other power or right, and no waiver whatsoever shall be valid unless in writing, signed by the Holder, and then only to the extent expressly set forth herein. No remedy is exclusive of any other remedy and all remedies shall be cumulative to the maximum extent permitted by applicable law. Except as otherwise set forth herein, the Company hereby waives presentment, demand for repayment, diligence, notice of dishonor and all other notices or demands in connection with the delivery acceptance, performance, default or endorsement of this Note.

9. Cost of Collection. Maker shall pay to Holder all reasonable costs and expenses of Holder incurred in any collection action under this Note, including, without limitation, court costs, reasonable attorneys’ fees, expenses and disbursements.

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10. Severability. If any provision of this Note is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable, in any respect under applicable law, such provision will be enforced to the maximum extent possible given the intent of the parties hereto, and the balance of this Note shall remain in effect.

11. Reports. The Holder has been furnished with or has had access at the EDGAR Website of the Securities Exchange Commission to the Company's filings available at the EDGAR Website (hereinafter referred to collectively as the "Reports"). In addition, the Holder has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Holder has requested in writing, and considered all factors the Holder deems material in deciding on the advisability of investing in the Securities.

12. Unconditional Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the amounts due under this Note when due. This Note is a direct obligation of the Company.

13. Transaction Costs. Each party shall be responsible for all costs and expenses it incurs in connection with the preparation of this Note.

14. Warrants. The warrants previously issued pursuant to the original Convertible Note dated December 31, 2015, shall continue in full force and effect, as they may be amended pursuant to that certain Forbearance and Refinancing Agreement dated contemporaneously herewith.

[Signature Page Attached Hereto]

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IN WITNESS WHEREOF, the Company has caused this Convertible Note to be duly executed by a duly authorized officer as of the date set forth above.

COMPANY:

SPOTLIGHT INNOVATION INC.

By:
Name:	Cristopher Grunewald
Title:	President and Chief Executive Officer

IN WITNESS WHEREOF, the undersigned Holder hereby agrees to the terms set forth in this Note.

K4 ENTERPRISES, LLC

By:
Name:	Michael Kemery
Title:	Manager
Address:	124 62nd Street
West Des Moines, IA 50266

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EXHIBIT A

CONVERSION NOTICE

The undersigned hereby irrevocably elects to convert $ ___________ of the principal sum of this Note into shares of Common Stock of Spotlight Innovation Inc., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:	__________________________________

Conversion Price:	$_________________________________

Number of shares of Common Stock to be issued:	__________________________________

Please issue the shares of Common Stock in the following name and to the following address:

Name:	____________________________________________________

Address:	____________________________________________________
____________________________________________________
____________________________________________________

Authorized Signature:	By:	______________________________
	Name:	______________________________
	Date:	______________________________

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EXHIBIT B

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

WARRANT TO PURCHASE

SHARES OF COMMON STOCK

OF

SPOTLIGHT INNOVATION INC.

Expires: December 31, 2019

Warrant Share Number: 360,000	Warrant Price: $1.46

Date of Issuance: October 18, 2016	Expiration Date: December 31, 2019

FOR VALUE RECEIVED, the undersigned, Spotlight Innovation Inc., a Nevada corporation (together with its successors and assigns, the “Issuer”), hereby certifies that K4 Enterprises, LLC (“Holder”) is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to the number of Warrant Shares set forth above (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, par value $0.001 per share (the “Common Stock”), at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 6 hereof. This warrant is being issued in connection with the cancellation of those certain warrants (3) to purchase an aggregate of 360,000 shares of common stock of the Issuer dated October 5, 2013 held by the Holder.

1. Term. The term of this Warrant shall commence on the Date of Issuance and shall expire at 5:00 p.m., Central Time, on the Expiration Date (such period being the “Term”).

2. Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.

(a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part during the Term beginning on the date of issuance hereof.

(b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder’s election by certified or official bank check or by wire transfer to an account designated by the Issuer.

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(c) Issuance of Stock Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) business days after such exercise (the “Delivery Date”). The Holder shall deliver this original Warrant to the Issuer, or an indemnification undertaking with respect to such Warrant in the case of its loss, theft, or destruction, at such time that this Warrant is fully exercised. With respect to partial exercises of this Warrant, the Issuer shall keep written records for the Holder of the number of shares of Warrant Stock exercised as of each date of exercise and shall deliver a replacement warrant on identical terms as this Warrant for the balance of Warrant Stock that has not been previously exercised by the Holder.

(d) Transferability of Warrant. Subject to Section 2(f) hereof, this Warrant may be transferred by a Holder, in whole or in part. If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants to purchase the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant thereto.

(e) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

(f) Compliance with Securities Laws.

(i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

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(ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with legends in substantially the following form:

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

(iii) The Issuer agrees to reissue this Warrant or certificates representing any of the Warrant Stock, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer. Such proposed transfer will not be effected until: (a) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, (ii) the Issuer has received other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required, or (iii) the Holder provides the Issuer with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that registration or qualification under the securities or “blue sky” laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or “blue sky” laws has been effected or a valid exemption exists with respect thereto. In the case of any proposed transfer under this Section 2(f), the Issuer will use reasonable efforts to comply with any such applicable state securities or “blue sky” laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or “blue sky” laws of any state for which registration by coordination is unavailable to the Issuer. The restrictions on transfer contained in this Section 2(f) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant.

(g) Accredited Investor Status. In no event may the Holder exercise this Warrant in whole or in part unless the Holder is an “accredited investor” as defined in Regulation D under the Securities Act, at the time of exercise.

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3. Stock Fully Paid; Reservation and Listing of Shares; Covenants.

(a) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, when issued in accordance with the terms of this Warrant, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through the Issuer. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issuance upon exercise of this Warrant a number of authorized but unissued shares of Common Stock equal to at least one hundred percent (100%) of the number of shares of Common Stock issuable upon exercise of this Warrant without regard to any limitations on exercise.

(b) Reservation. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any Governmental Authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified.

(c) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

(d) Payment of Taxes. The Issuer will pay any documentary stamp taxes attributable to the initial issuance of the Warrant Stock issuable upon exercise of this Warrant; provided, however, that the holder shall be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates representing Warrant Stock in a name other than that of the Holder in respect to which such shares are issued.

4. Adjustment of Warrant Price and Number of Shares Issuable Upon Exercise. The Warrant Price and the number of shares of Warrant Stock that may be purchased upon exercise of this Warrant shall be subject to adjustment from time to time as set forth in this Section 4. Upon each adjustment of the Warrant Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Warrant Price resulting from such adjustment.

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(a) Adjustment Due to Dividends, Stock Splits, Etc. If, at any time on or after the Original Issuance Date, the number of outstanding shares of Common Stock is increased by a (i) dividend payable in any kind of shares of capital stock of the Corporation, (ii) stock split, (iii) combination, (iv) reclassification or (v) other similar event, the Warrant Price shall be proportionately reduced by multiplication by a fraction of which the numerator shall be the number of outstanding shares of Common Stock immediately before such event and of which the denominator shall be the number of outstanding shares of Common Stock immediately after such event, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the Warrant Price shall be proportionately increased by multiplication by a fraction of which the numerator shall be the number of outstanding shares of Common Stock immediately before such event and of which the denominator shall be the number of outstanding shares of Common Stock immediately after such event. In such event, the Issuer shall notify the Corporation's Transfer Agent of such change on or before the effective date thereof.

(b) Adjustment Due to Merger, Consolidation, Etc. If, at any time after the Original Issuance Date, there shall be (i) any reclassification or change of the outstanding shares of Common Stock, (ii) any consolidation or merger of the Corporation with any other entity (other than a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Corporation, (iv) any share exchange or tender offer pursuant to which all of the outstanding shares of Common Stock are effectively converted into other securities or property; or (v) any distribution of the Corporation’s assets to holders of the Common Stock as a liquidation or partial liquidation dividend or by way of return of capital (each of (i) - (v) above being a “Corporate Change”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Corporate Change if it had been, immediately prior to such Corporate Change, the holder of the number of shares of Warrant Stock then issuable upon exercise in full of this Warrant, and in any such case, appropriate provisions (in form and substance reasonably satisfactory to the Holder) shall be made with respect to the rights and interests of the Holder to the end that the economic value of the Warrant Stock is in no way diminished by such Corporate Change and that the provisions hereof including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Issuer, an immediate adjustment of the Warrant Price so that the Warrant Price immediately after the Corporate Change reflects the same relative value as compared to the value of the surviving entity’s common stock that existed immediately prior to such Corporate Change and the value of the Common Stock immediately prior to such Corporate Change. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Corporate Change, then the Holder shall be given the same choice as to the consideration it receives upon any exercise of this Warrant following such Corporate Change.

(c) Other Adjustments. If the Issuer takes any action affecting the Common Stock after the date hereof that would be covered by this Section 4, but for the manner in which such action is taken or structured, and such action would in any way diminish the value of the Warrant or Warrant Stock, then the Warrant Price shall be adjusted in such manner as the Board shall in good faith determine to be equitable under the circumstances.

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5. Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Issuer shall round the number of shares to be issued upon exercise up to the nearest whole number of shares.

6. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

“Board” shall mean the Board of Directors of the Issuer.

“Capital Stock” means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

“Common Stock” means the Common Stock, $0.001 par value per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

“Governmental Authority” means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

“Holders” mean the Persons who shall from time to time own any Warrant. The term “Holder” means one of the Holders.

“Issuer” means Spotlight Innovation Inc., a Nevada corporation, and its successors.

“Original Issue Date” means the original Date of Issuance set forth above.

“OTC Bulletin Board” means the over-the-counter electronic bulletin board.

“Person” means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

“Term” has the meaning specified in Section 1 hereof.

“Warrants” means the Warrants issued pursuant to this Warrant, without limitation, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

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“Warrant Price” initially means the amount set forth at the top of this Warrant, as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

“Warrant Share Number” means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

“Warrant Stock” means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

7. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Holder; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 7 without the consent of the Holder of this Warrant. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Warrant unless the same consideration is also offered to all holders of the Warrants.

8. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Iowa, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Warrant shall not be interpreted or construed with any presumption against the party causing this Warrant to be drafted. The Issuer and the Holder agree that venue for any dispute arising under this Warrant will lie exclusively in the state or federal courts located in Polk County, Iowa, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that Iowa is not the proper venue. The Issuer and the Holder irrevocably consent to personal jurisdiction in the state and federal courts of the State of Iowa. The Issuer and the Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law. The Issuer agrees to pay all costs and expenses of enforcement of this Warrant, including, without limitation, reasonable attorneys’ fees and expenses. The parties hereby waive all rights to a trial by jury.

9. Notices. TC "Section 7.4 Notices."\f C \l "2" All notices, requests, consents or other communications required or permitted hereunder to the Issuer shall be in writing and shall be hand delivered or mailed first class postage prepaid, registered or certified mail, to the following address:

Spotlight Innovation Inc.

c/o its CEO and CFO

6750 Westown Parkway, Suite 200-226

West Des Moines, Iowa 50266

17

Such notices and other communications shall, for all purposes of this Agreement, be treated as being effective upon being delivered personally or, if sent by mail, five days after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed as set forth above, and postage prepaid. Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

10. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

11. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

12. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

13. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.

SPOTLIGHT INNOVATION INC.

By:
Name:	Cristopher Grunewald
Title:	President and Chief Executive Officer

18

APPENDIX A

WARRANT EXERCISE FORM

Spotlight Innovation Inc.

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase __________________ shares of Common Stock, par value $0.001 per share, of Spotlight Innovation Inc. covered by the within Warrant at a Warrant Price of $___________ per Warrant Share. The shares of Warrant Stock issuable upon exercise of this Warrant shall be delivered to the address set forth below.

The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.

The Holder shall pay the sum of $______________ by certified or official bank check (or via wire transfer) to Spotlight Innovation Inc. in accordance with the terms of the Warrant.

Dated:

Name:

Signature

Address

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EXHIBIT C

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

WARRANT TO PURCHASE

SHARES OF COMMON STOCK

OF

SPOTLIGHT INNOVATION INC.

Expires: December 31, 2019

Warrant Share Number: 300,000	Warrant Price: $1.00

Date of Issuance: October 18, 2016	Expiration Date: December 31, 2019

FOR VALUE RECEIVED, the undersigned, Spotlight Innovation Inc., a Nevada corporation (together with its successors and assigns, the “Issuer”), hereby certifies that K4 Enterprises, LLC (“Holder”) is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to the number of Warrant Shares set forth above (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, par value $0.001 per share (the “Common Stock”), at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 6 hereof. This warrant is being issued in connection with the cancellation of that certain warrant to purchase an aggregate of 300,000 shares of common stock of the Issuer dated December 31, 2015 held by the Holder.

1. Term. The term of this Warrant shall commence on the Date of Issuance and shall expire at 5:00 p.m., Central Time, on the Expiration Date (such period being the “Term”).

2. Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.

(a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part during the Term beginning on the date of issuance hereof.

(b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder’s election by certified or official bank check or by wire transfer to an account designated by the Issuer.

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(c) Issuance of Stock Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) business days after such exercise (the “Delivery Date”). The Holder shall deliver this original Warrant to the Issuer, or an indemnification undertaking with respect to such Warrant in the case of its loss, theft, or destruction, at such time that this Warrant is fully exercised. With respect to partial exercises of this Warrant, the Issuer shall keep written records for the Holder of the number of shares of Warrant Stock exercised as of each date of exercise and shall deliver a replacement warrant on identical terms as this Warrant for the balance of Warrant Stock that has not been previously exercised by the Holder.

(d) Transferability of Warrant. Subject to Section 2(f) hereof, this Warrant may be transferred by a Holder, in whole or in part. If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants to purchase the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant thereto.

(e) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

(f) Compliance with Securities Laws.

(i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

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(ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with legends in substantially the following form:

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

(iii) The Issuer agrees to reissue this Warrant or certificates representing any of the Warrant Stock, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer. Such proposed transfer will not be effected until: (a) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, (ii) the Issuer has received other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required, or (iii) the Holder provides the Issuer with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that registration or qualification under the securities or “blue sky” laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or “blue sky” laws has been effected or a valid exemption exists with respect thereto. In the case of any proposed transfer under this Section 2(f), the Issuer will use reasonable efforts to comply with any such applicable state securities or “blue sky” laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or “blue sky” laws of any state for which registration by coordination is unavailable to the Issuer. The restrictions on transfer contained in this Section 2(f) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant.

(g) Accredited Investor Status. In no event may the Holder exercise this Warrant in whole or in part unless the Holder is an “accredited investor” as defined in Regulation D under the Securities Act, at the time of exercise.

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3. Stock Fully Paid; Reservation and Listing of Shares; Covenants.

(a) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, when issued in accordance with the terms of this Warrant, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through the Issuer. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issuance upon exercise of this Warrant a number of authorized but unissued shares of Common Stock equal to at least one hundred percent (100%) of the number of shares of Common Stock issuable upon exercise of this Warrant without regard to any limitations on exercise.

(b) Reservation. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any Governmental Authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified.

(c) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

(d) Payment of Taxes. The Issuer will pay any documentary stamp taxes attributable to the initial issuance of the Warrant Stock issuable upon exercise of this Warrant; provided, however, that the holder shall be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates representing Warrant Stock in a name other than that of the Holder in respect to which such shares are issued.

4. Adjustment of Warrant Price and Number of Shares Issuable Upon Exercise. The Warrant Price and the number of shares of Warrant Stock that may be purchased upon exercise of this Warrant shall be subject to adjustment from time to time as set forth in this Section 4. Upon each adjustment of the Warrant Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Warrant Price resulting from such adjustment.

23

(a) Adjustment Due to Dividends, Stock Splits, Etc. If, at any time on or after the Original Issuance Date, the number of outstanding shares of Common Stock is increased by a (i) dividend payable in any kind of shares of capital stock of the Corporation, (ii) stock split, (iii) combination, (iv) reclassification or (v) other similar event, the Warrant Price shall be proportionately reduced by multiplication by a fraction of which the numerator shall be the number of outstanding shares of Common Stock immediately before such event and of which the denominator shall be the number of outstanding shares of Common Stock immediately after such event, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the Warrant Price shall be proportionately increased by multiplication by a fraction of which the numerator shall be the number of outstanding shares of Common Stock immediately before such event and of which the denominator shall be the number of outstanding shares of Common Stock immediately after such event. In such event, the Issuer shall notify the Corporation's Transfer Agent of such change on or before the effective date thereof.

(b) Adjustment Due to Merger, Consolidation, Etc. If, at any time after the Original Issuance Date, there shall be (i) any reclassification or change of the outstanding shares of Common Stock, (ii) any consolidation or merger of the Corporation with any other entity (other than a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Corporation, (iv) any share exchange or tender offer pursuant to which all of the outstanding shares of Common Stock are effectively converted into other securities or property; or (v) any distribution of the Corporation’s assets to holders of the Common Stock as a liquidation or partial liquidation dividend or by way of return of capital (each of (i) - (v) above being a “Corporate Change”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Corporate Change if it had been, immediately prior to such Corporate Change, the holder of the number of shares of Warrant Stock then issuable upon exercise in full of this Warrant, and in any such case, appropriate provisions (in form and substance reasonably satisfactory to the Holder) shall be made with respect to the rights and interests of the Holder to the end that the economic value of the Warrant Stock is in no way diminished by such Corporate Change and that the provisions hereof including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Issuer, an immediate adjustment of the Warrant Price so that the Warrant Price immediately after the Corporate Change reflects the same relative value as compared to the value of the surviving entity’s common stock that existed immediately prior to such Corporate Change and the value of the Common Stock immediately prior to such Corporate Change. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Corporate Change, then the Holder shall be given the same choice as to the consideration it receives upon any exercise of this Warrant following such Corporate Change.

(c) Other Adjustments. If the Issuer takes any action affecting the Common Stock after the date hereof that would be covered by this Section 4, but for the manner in which such action is taken or structured, and such action would in any way diminish the value of the Warrant or Warrant Stock, then the Warrant Price shall be adjusted in such manner as the Board shall in good faith determine to be equitable under the circumstances.

24

5. Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Issuer shall round the number of shares to be issued upon exercise up to the nearest whole number of shares.

6. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

“Board” shall mean the Board of Directors of the Issuer.

“Capital Stock” means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

“Common Stock” means the Common Stock, $0.001 par value per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

“Governmental Authority” means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

“Holders” mean the Persons who shall from time to time own any Warrant. The term “Holder” means one of the Holders.

“Issuer” means Spotlight Innovation Inc., a Nevada corporation, and its successors.

“Original Issue Date” means the original Date of Issuance set forth above.

“OTC Bulletin Board” means the over-the-counter electronic bulletin board.

“Person” means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

“Term” has the meaning specified in Section 1 hereof.

“Warrants” means the Warrants issued pursuant to this Warrant, without limitation, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

25

“Warrant Price” initially means the amount set forth at the top of this Warrant, as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

“Warrant Share Number” means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

“Warrant Stock” means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

7. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Holder; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 7 without the consent of the Holder of this Warrant. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Warrant unless the same consideration is also offered to all holders of the Warrants.

8. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Iowa, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Warrant shall not be interpreted or construed with any presumption against the party causing this Warrant to be drafted. The Issuer and the Holder agree that venue for any dispute arising under this Warrant will lie exclusively in the state or federal courts located in Polk County, Iowa, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that Iowa is not the proper venue. The Issuer and the Holder irrevocably consent to personal jurisdiction in the state and federal courts of the State of Iowa. The Issuer and the Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law. The Issuer agrees to pay all costs and expenses of enforcement of this Warrant, including, without limitation, reasonable attorneys’ fees and expenses. The parties hereby waive all rights to a trial by jury.

9. Notices. TC "Section 7.4 Notices."\f C \l "2" All notices, requests, consents or other communications required or permitted hereunder to the Issuer shall be in writing and shall be hand delivered or mailed first class postage prepaid, registered or certified mail, to the following address:

Spotlight Innovation Inc.

c/o its CEO and CFO

6750 Westown Parkway, Suite 200-226

West Des Moines, Iowa 50266

26

Such notices and other communications shall, for all purposes of this Agreement, be treated as being effective upon being delivered personally or, if sent by mail, five days after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed as set forth above, and postage prepaid. Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

10. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

11. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

12. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

13. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.

SPOTLIGHT INNOVATION INC.

By:
Name:	Cristopher Grunewald
Title:	President and Chief Executive Officer

27

APPENDIX A

WARRANT EXERCISE FORM

Spotlight Innovation Inc.

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase __________________ shares of Common Stock, par value $0.001 per share, of Spotlight Innovation Inc. covered by the within Warrant at a Warrant Price of $___________ per Warrant Share. The shares of Warrant Stock issuable upon exercise of this Warrant shall be delivered to the address set forth below.

The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.

The Holder shall pay the sum of $______________ by certified or official bank check (or via wire transfer) to Spotlight Innovation Inc. in accordance with the terms of the Warrant.

Dated:

Name:

Signature

Address

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EXHIBIT D

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

WARRANT TO PURCHASE

SHARES OF COMMON STOCK

OF

SPOTLIGHT INNOVATION INC.

Expires: December 31, 2019

Warrant Share Number: 200,000	Warrant Price: $1.25

Date of Issuance: October 18, 2016	Expiration Date: December 31, 2019

FOR VALUE RECEIVED, the undersigned, Spotlight Innovation Inc., a Nevada corporation (together with its successors and assigns, the “Issuer”), hereby certifies that K4 Enterprises, LLC (“Holder”) is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to the number of Warrant Shares set forth above (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, par value $0.001 per share (the “Common Stock”), at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 6 hereof. This warrant is being issued in connection with the cancellation of that certain warrant to purchase an aggregate of 200,000 shares of common stock of the Issuer dated December 31, 2015 held by the Holder.

1. Term. The term of this Warrant shall commence on the Date of Issuance and shall expire at 5:00 p.m., Central Time, on the Expiration Date (such period being the “Term”).

2. Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.

(a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part during the Term beginning on the date of issuance hereof.

(b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder’s election by certified or official bank check or by wire transfer to an account designated by the Issuer.

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(c) Issuance of Stock Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) business days after such exercise (the “Delivery Date”). The Holder shall deliver this original Warrant to the Issuer, or an indemnification undertaking with respect to such Warrant in the case of its loss, theft, or destruction, at such time that this Warrant is fully exercised. With respect to partial exercises of this Warrant, the Issuer shall keep written records for the Holder of the number of shares of Warrant Stock exercised as of each date of exercise and shall deliver a replacement warrant on identical terms as this Warrant for the balance of Warrant Stock that has not been previously exercised by the Holder.

(d) Transferability of Warrant. Subject to Section 2(f) hereof, this Warrant may be transferred by a Holder, in whole or in part. If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants to purchase the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant thereto.

(e) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

(f) Compliance with Securities Laws.

(i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

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(ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with legends in substantially the following form:

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

(iii) The Issuer agrees to reissue this Warrant or certificates representing any of the Warrant Stock, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer. Such proposed transfer will not be effected until: (a) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, (ii) the Issuer has received other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required, or (iii) the Holder provides the Issuer with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that registration or qualification under the securities or “blue sky” laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or “blue sky” laws has been effected or a valid exemption exists with respect thereto. In the case of any proposed transfer under this Section 2(f), the Issuer will use reasonable efforts to comply with any such applicable state securities or “blue sky” laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or “blue sky” laws of any state for which registration by coordination is unavailable to the Issuer. The restrictions on transfer contained in this Section 2(f) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant.

(g) Accredited Investor Status. In no event may the Holder exercise this Warrant in whole or in part unless the Holder is an “accredited investor” as defined in Regulation D under the Securities Act, at the time of exercise.

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3. Stock Fully Paid; Reservation and Listing of Shares; Covenants.

(a) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, when issued in accordance with the terms of this Warrant, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through the Issuer. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issuance upon exercise of this Warrant a number of authorized but unissued shares of Common Stock equal to at least one hundred percent (100%) of the number of shares of Common Stock issuable upon exercise of this Warrant without regard to any limitations on exercise.

(b) Reservation. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any Governmental Authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified.

(c) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

(d) Payment of Taxes. The Issuer will pay any documentary stamp taxes attributable to the initial issuance of the Warrant Stock issuable upon exercise of this Warrant; provided, however, that the holder shall be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates representing Warrant Stock in a name other than that of the Holder in respect to which such shares are issued.

4. Adjustment of Warrant Price and Number of Shares Issuable Upon Exercise. The Warrant Price and the number of shares of Warrant Stock that may be purchased upon exercise of this Warrant shall be subject to adjustment from time to time as set forth in this Section 4. Upon each adjustment of the Warrant Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Warrant Price resulting from such adjustment.

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(a) Adjustment Due to Dividends, Stock Splits, Etc. If, at any time on or after the Original Issuance Date, the number of outstanding shares of Common Stock is increased by a (i) dividend payable in any kind of shares of capital stock of the Corporation, (ii) stock split, (iii) combination, (iv) reclassification or (v) other similar event, the Warrant Price shall be proportionately reduced by multiplication by a fraction of which the numerator shall be the number of outstanding shares of Common Stock immediately before such event and of which the denominator shall be the number of outstanding shares of Common Stock immediately after such event, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the Warrant Price shall be proportionately increased by multiplication by a fraction of which the numerator shall be the number of outstanding shares of Common Stock immediately before such event and of which the denominator shall be the number of outstanding shares of Common Stock immediately after such event. In such event, the Issuer shall notify the Corporation's Transfer Agent of such change on or before the effective date thereof.

(b) Adjustment Due to Merger, Consolidation, Etc. If, at any time after the Original Issuance Date, there shall be (i) any reclassification or change of the outstanding shares of Common Stock, (ii) any consolidation or merger of the Corporation with any other entity (other than a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Corporation, (iv) any share exchange or tender offer pursuant to which all of the outstanding shares of Common Stock are effectively converted into other securities or property; or (v) any distribution of the Corporation’s assets to holders of the Common Stock as a liquidation or partial liquidation dividend or by way of return of capital (each of (i) - (v) above being a “Corporate Change”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Corporate Change if it had been, immediately prior to such Corporate Change, the holder of the number of shares of Warrant Stock then issuable upon exercise in full of this Warrant, and in any such case, appropriate provisions (in form and substance reasonably satisfactory to the Holder) shall be made with respect to the rights and interests of the Holder to the end that the economic value of the Warrant Stock is in no way diminished by such Corporate Change and that the provisions hereof including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Issuer, an immediate adjustment of the Warrant Price so that the Warrant Price immediately after the Corporate Change reflects the same relative value as compared to the value of the surviving entity’s common stock that existed immediately prior to such Corporate Change and the value of the Common Stock immediately prior to such Corporate Change. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Corporate Change, then the Holder shall be given the same choice as to the consideration it receives upon any exercise of this Warrant following such Corporate Change.

(c) Other Adjustments. If the Issuer takes any action affecting the Common Stock after the date hereof that would be covered by this Section 4, but for the manner in which such action is taken or structured, and such action would in any way diminish the value of the Warrant or Warrant Stock, then the Warrant Price shall be adjusted in such manner as the Board shall in good faith determine to be equitable under the circumstances.

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5. Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Issuer shall round the number of shares to be issued upon exercise up to the nearest whole number of shares.

6. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

“Board” shall mean the Board of Directors of the Issuer.

“Capital Stock” means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

“Common Stock” means the Common Stock, $0.001 par value per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

“Governmental Authority” means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

“Holders” mean the Persons who shall from time to time own any Warrant. The term “Holder” means one of the Holders.

“Issuer” means Spotlight Innovation Inc., a Nevada corporation, and its successors.

“Original Issue Date” means the original Date of Issuance set forth above.

“OTC Bulletin Board” means the over-the-counter electronic bulletin board.

“Person” means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

“Term” has the meaning specified in Section 1 hereof.

“Warrants” means the Warrants issued pursuant to this Warrant, without limitation, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

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“Warrant Price” initially means the amount set forth at the top of this Warrant, as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

“Warrant Share Number” means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

“Warrant Stock” means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

7. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Holder; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 7 without the consent of the Holder of this Warrant. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Warrant unless the same consideration is also offered to all holders of the Warrants.

8. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Iowa, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Warrant shall not be interpreted or construed with any presumption against the party causing this Warrant to be drafted. The Issuer and the Holder agree that venue for any dispute arising under this Warrant will lie exclusively in the state or federal courts located in Polk County, Iowa, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that Iowa is not the proper venue. The Issuer and the Holder irrevocably consent to personal jurisdiction in the state and federal courts of the State of Iowa. The Issuer and the Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law. The Issuer agrees to pay all costs and expenses of enforcement of this Warrant, including, without limitation, reasonable attorneys’ fees and expenses. The parties hereby waive all rights to a trial by jury.

9. Notices. TC "Section 7.4 Notices."\f C \l "2" All notices, requests, consents or other communications required or permitted hereunder to the Issuer shall be in writing and shall be hand delivered or mailed first class postage prepaid, registered or certified mail, to the following address:

Spotlight Innovation Inc.

c/o its CEO and CFO

6750 Westown Parkway, Suite 200-226

West Des Moines, Iowa 50266

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Such notices and other communications shall, for all purposes of this Agreement, be treated as being effective upon being delivered personally or, if sent by mail, five days after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed as set forth above, and postage prepaid. Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

10. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

11. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

12. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

13. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.

SPOTLIGHT INNOVATION INC.

By:
Name:	Cristopher Grunewald
Title:	President and Chief Executive Officer

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APPENDIX A

WARRANT EXERCISE FORM

Spotlight Innovation Inc.

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase __________________ shares of Common Stock, par value $0.001 per share, of Spotlight Innovation Inc. covered by the within Warrant at a Warrant Price of $___________ per Warrant Share. The shares of Warrant Stock issuable upon exercise of this Warrant shall be delivered to the address set forth below.

The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.

The Holder shall pay the sum of $______________ by certified or official bank check (or via wire transfer) to Spotlight Innovation Inc. in accordance with the terms of the Warrant.

Dated:

Name:

Signature

Address

37

EXHIBIT E

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

WARRANT TO PURCHASE

SHARES OF COMMON STOCK

OF

SPOTLIGHT INNOVATION INC.

Expires: December 31, 2019

Warrant Share Number: 500,000	Warrant Price: $1.00

Date of Issuance: October 18, 2016	Expiration Date: December 31, 2019

FOR VALUE RECEIVED, the undersigned, Spotlight Innovation Inc., a Nevada corporation (together with its successors and assigns, the “Issuer”), hereby certifies that K4 Enterprises, LLC (“Holder”) is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to the number of Warrant Shares set forth above (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, par value $0.001 per share (the “Common Stock”), at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 6 hereof. This Warrant is being issued in connection with that certain Forbearance and Refinancing Agreement between the Issuer and Holder dated as of the date of issuance hereunder.

1. Term. The term of this Warrant shall commence on the Date of Issuance and shall expire at 5:00 p.m., Central Time, on the Expiration Date (such period being the “Term”).

2. Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.

(a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part during the Term beginning on the date of issuance hereof.

(b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder’s election by certified or official bank check or by wire transfer to an account designated by the Issuer.

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(c) Issuance of Stock Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) business days after such exercise (the “Delivery Date”). The Holder shall deliver this original Warrant to the Issuer, or an indemnification undertaking with respect to such Warrant in the case of its loss, theft, or destruction, at such time that this Warrant is fully exercised. With respect to partial exercises of this Warrant, the Issuer shall keep written records for the Holder of the number of shares of Warrant Stock exercised as of each date of exercise and shall deliver a replacement warrant on identical terms as this Warrant for the balance of Warrant Stock that has not been previously exercised by the Holder.

(d) Transferability of Warrant. Subject to Section 2(f) hereof, this Warrant may be transferred by a Holder, in whole or in part. If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants to purchase the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant thereto.

(e) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

(f) Compliance with Securities Laws.

(i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

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(ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with legends in substantially the following form:

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

(iii) The Issuer agrees to reissue this Warrant or certificates representing any of the Warrant Stock, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer. Such proposed transfer will not be effected until: (a) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, (ii) the Issuer has received other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required, or (iii) the Holder provides the Issuer with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that registration or qualification under the securities or “blue sky” laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or “blue sky” laws has been effected or a valid exemption exists with respect thereto. In the case of any proposed transfer under this Section 2(f), the Issuer will use reasonable efforts to comply with any such applicable state securities or “blue sky” laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or “blue sky” laws of any state for which registration by coordination is unavailable to the Issuer. The restrictions on transfer contained in this Section 2(f) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant.

(g) Accredited Investor Status. In no event may the Holder exercise this Warrant in whole or in part unless the Holder is an “accredited investor” as defined in Regulation D under the Securities Act, at the time of exercise.

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3. Stock Fully Paid; Reservation and Listing of Shares; Covenants.

(a) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, when issued in accordance with the terms of this Warrant, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through the Issuer. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issuance upon exercise of this Warrant a number of authorized but unissued shares of Common Stock equal to at least one hundred percent (100%) of the number of shares of Common Stock issuable upon exercise of this Warrant without regard to any limitations on exercise.

(b) Reservation. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any Governmental Authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified.

(c) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

(d) Payment of Taxes. The Issuer will pay any documentary stamp taxes attributable to the initial issuance of the Warrant Stock issuable upon exercise of this Warrant; provided, however, that the holder shall be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates representing Warrant Stock in a name other than that of the Holder in respect to which such shares are issued.

4. Adjustment of Warrant Price and Number of Shares Issuable Upon Exercise. The Warrant Price and the number of shares of Warrant Stock that may be purchased upon exercise of this Warrant shall be subject to adjustment from time to time as set forth in this Section 4. Upon each adjustment of the Warrant Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Warrant Price resulting from such adjustment.

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(a) Adjustment Due to Dividends, Stock Splits, Etc. If, at any time on or after the Original Issuance Date, the number of outstanding shares of Common Stock is increased by a (i) dividend payable in any kind of shares of capital stock of the Corporation, (ii) stock split, (iii) combination, (iv) reclassification or (v) other similar event, the Warrant Price shall be proportionately reduced by multiplication by a fraction of which the numerator shall be the number of outstanding shares of Common Stock immediately before such event and of which the denominator shall be the number of outstanding shares of Common Stock immediately after such event, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the Warrant Price shall be proportionately increased by multiplication by a fraction of which the numerator shall be the number of outstanding shares of Common Stock immediately before such event and of which the denominator shall be the number of outstanding shares of Common Stock immediately after such event. In such event, the Issuer shall notify the Corporation's Transfer Agent of such change on or before the effective date thereof.

(b) Adjustment Due to Merger, Consolidation, Etc. If, at any time after the Original Issuance Date, there shall be (i) any reclassification or change of the outstanding shares of Common Stock, (ii) any consolidation or merger of the Corporation with any other entity (other than a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Corporation, (iv) any share exchange or tender offer pursuant to which all of the outstanding shares of Common Stock are effectively converted into other securities or property; or (v) any distribution of the Corporation’s assets to holders of the Common Stock as a liquidation or partial liquidation dividend or by way of return of capital (each of (i) - (v) above being a “Corporate Change”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Corporate Change if it had been, immediately prior to such Corporate Change, the holder of the number of shares of Warrant Stock then issuable upon exercise in full of this Warrant, and in any such case, appropriate provisions (in form and substance reasonably satisfactory to the Holder) shall be made with respect to the rights and interests of the Holder to the end that the economic value of the Warrant Stock is in no way diminished by such Corporate Change and that the provisions hereof including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Issuer, an immediate adjustment of the Warrant Price so that the Warrant Price immediately after the Corporate Change reflects the same relative value as compared to the value of the surviving entity’s common stock that existed immediately prior to such Corporate Change and the value of the Common Stock immediately prior to such Corporate Change. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Corporate Change, then the Holder shall be given the same choice as to the consideration it receives upon any exercise of this Warrant following such Corporate Change.

(c) Other Adjustments. If the Issuer takes any action affecting the Common Stock after the date hereof that would be covered by this Section 4, but for the manner in which such action is taken or structured, and such action would in any way diminish the value of the Warrant or Warrant Stock, then the Warrant Price shall be adjusted in such manner as the Board shall in good faith determine to be equitable under the circumstances.

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5. Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Issuer shall round the number of shares to be issued upon exercise up to the nearest whole number of shares.

6. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

“Board” shall mean the Board of Directors of the Issuer.

“Capital Stock” means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

“Common Stock” means the Common Stock, $0.001 par value per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

“Governmental Authority” means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

“Holders” mean the Persons who shall from time to time own any Warrant. The term “Holder” means one of the Holders.

“Issuer” means Spotlight Innovation Inc., a Nevada corporation, and its successors.

“Original Issue Date” means the original Date of Issuance set forth above.

“OTC Bulletin Board” means the over-the-counter electronic bulletin board.

“Person” means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

“Term” has the meaning specified in Section 1 hereof.

“Warrants” means the Warrants issued pursuant to this Warrant, without limitation, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

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“Warrant Price” initially means the amount set forth at the top of this Warrant, as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

“Warrant Share Number” means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

“Warrant Stock” means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

7. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Holder; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 7 without the consent of the Holder of this Warrant. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Warrant unless the same consideration is also offered to all holders of the Warrants.

8. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Iowa, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Warrant shall not be interpreted or construed with any presumption against the party causing this Warrant to be drafted. The Issuer and the Holder agree that venue for any dispute arising under this Warrant will lie exclusively in the state or federal courts located in Polk County, Iowa, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that Iowa is not the proper venue. The Issuer and the Holder irrevocably consent to personal jurisdiction in the state and federal courts of the State of Iowa. The Issuer and the Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law. The Issuer agrees to pay all costs and expenses of enforcement of this Warrant, including, without limitation, reasonable attorneys’ fees and expenses. The parties hereby waive all rights to a trial by jury.

9. Notices. TC "Section 7.4 Notices."\f C \l "2" All notices, requests, consents or other communications required or permitted hereunder to the Issuer shall be in writing and shall be hand delivered or mailed first class postage prepaid, registered or certified mail, to the following address:

Spotlight Innovation Inc.

c/o its CEO and CFO

6750 Westown Parkway, Suite 200-226

West Des Moines, Iowa 50266

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Such notices and other communications shall, for all purposes of this Agreement, be treated as being effective upon being delivered personally or, if sent by mail, five days after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed as set forth above, and postage prepaid. Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

10. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

11. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

12. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

13. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.

SPOTLIGHT INNOVATION INC.

By:
Name:	Cristopher Grunewald
Title:	President and Chief Executive Officer

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APPENDIX A

WARRANT EXERCISE FORM

Spotlight Innovation Inc.

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase __________________ shares of Common Stock, par value $0.001 per share, of Spotlight Innovation Inc. covered by the within Warrant at a Warrant Price of $___________ per Warrant Share. The shares of Warrant Stock issuable upon exercise of this Warrant shall be delivered to the address set forth below.

The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.

The Holder shall pay the sum of $______________ by certified or official bank check (or via wire transfer) to Spotlight Innovation Inc. in accordance with the terms of the Warrant.

Dated:

Name:

Signature

Address

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